UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2026

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on November 19, 2025, Tempest Therapeutics, Inc. (the “Company”) executed an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Erigen LLC, a Delaware limited liability company (“Erigen”), and Factor Bioscience Inc., a Delaware corporation (together with Erigen, “Sellers”), pursuant to which Sellers agreed to sell and transfer to the Company all right, title and interest of Sellers in and to all of the assets primarily related to (a) the autologous BCMA/CD19 dual-targeting CAR T-cell therapy known as ERI-2003, (b) the autologous CD70/CD70 dual-targeting CAR T-cell therapy known as ERI-2206, (c) the allogeneic BCMA/CD19 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor known as ERI-3003, and (d) the allogeneic CD70/CD70 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor known as ERI-3206 (collectively, the “Assets”), in exchange for an aggregate purchase price of 8,268,495 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), to be issued to Erigen on behalf of both Sellers.

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2026, the Company issued a press release announcing that its Board of Directors (the “Board”) declared a record date of January 30, 2026 (the “Record Date”) for the distribution of a dividend (the “Warrant Dividend”) in the form of a warrant to purchase a share of Common Stock (collectively, the “Warrants”) for each share of Common Stock outstanding on the Record Date. The Warrants were issued on the terms and conditions described in the Warrant Agreement, dated February 3, 2026, between the Company, Computershare Inc., and its affiliate, Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), on February 3, 2026. In addition, on February 3, 2026, certain warrants that were outstanding on the Record Date also received Warrants on a one-for-one basis, pursuant to the terms of such warrants (together with the Warrant Dividend, the “Warrant Distribution”). In the aggregate, 6,784,989 Warrants were issued pursuant to the Warrant Distribution.

Each Warrant will entitle the holder to purchase, at the holder’s election, one share of Common Stock at a cash exercise price of $18.48 per share. Payment for shares of Common Stock upon exercise of Warrants must be in cash.

The Warrants cannot be exercised until there is an effective registration statement covering the sale of shares of Common Stock upon exercise of the Warrants. The Company intends to file a registration statement registering up to 6,784,989 shares of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the “Securities Act”).

The Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on February 3, 2031 (the “Expiration Date”).

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the full text of the Warrants and the Warrant Agreement, which are filed as an exhibit to this report.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Form 8-K is incorporated by reference into this Item 2.01.

On February 3, 2026, the Company completed the acquisition of the Assets under the Asset Purchase Agreement (the “Asset Acquisition”) and issued to Erigen 8,268,495 shares of Common Stock (the “Share Issuance”).

The foregoing description of the Asset Purchase Agreement, the Asset Acquisition and the Share Issuance does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2025 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Warrants is hereby incorporated by reference into this Item 3.02. The Warrants have not been registered under the Securities Act or the securities laws of any state, and are being issued in reliance on the exemption from registration under the Securities Act, afforded by Section 2(a)(3) and/or Section 3(a)(9), as applicable, promulgated thereunder, and have not been registered under the Securities Act.

The information contained above in Item 2.01 relating to the Share Issuance is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Sellers in the Asset Purchase Agreement, the shares of Common Stock issued pursuant to the Share Issuance was offered in a private placement under Section 4(a)(2) of the Securities Act, and have not been registered under the Securities Act. Appropriate legends were affixed to the shares of Common Stock issued pursuant to the Share Issuance.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note and Item 2.01 of this Form 8-K is incorporated by reference into this Item 5.01.

Immediately following the Share Issuance, the equityholders of the Company immediately prior to the Share Issuance owned approximately 38.7% of the outstanding shares of Common Stock immediately following the Share Issuance, and Erigen owned approximately 61.3% of the outstanding shares of Common Stock immediately following the Share Issuance. Following the Share Issuance and the concurrent distribution of the Common Stock to Matthew Angel, Ph.D. and Lotus Capital (BVI) Limited, Erigen’s members and pre-closing equityholders, are expected to own approximately 35.9% and 25.5% of the Company’s Common Stock, respectively. As of immediately following the Share Issuance, there were 13,481,070 shares of Common Stock outstanding.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Changes

On February 3, 2026, immediately following the closing of the Asset Acquisition (the “Closing”), Geoff Nichol resigned from the Board, effective immediately. Mr. Nichol’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In addition, Michael Raab, Chair of the Company’s Board since 2018, in light of his other professional commitments and in consideration of the Company’s current strategic objectives, determined that it would be appropriate to transition the role of Chair of the Board to a successor. Accordingly, Mr. Raab proposed that Stephen Brady succeed him, which the Board approved, effective immediately following the Closing.

Executive Officer Changes

Stephen Brady and Matt Angel

On February 3, 2026, immediately following the Closing, Mr. Brady resigned from his positions of President and Chief Executive Officer of the Company. Dr. Angel was appointed to serve as the Company’s President and Chief Executive Officer, succeeding Mr. Brady in such capacities, and as a member of the Board as a Class I director.

Dr. Angel, age 45, has served as Co-Founder, President, Chief Executive Officer and Chairman of the Board of Directors of Factor Bioscience Inc. since 2011. From January 2023 to December 2023, Dr. Angel served as President and Chief Executive Officer and as a director of Ernexa Therapeutics Inc. (f/k/a Eterna Therapeutics Inc.). From May 2022 to December 2022, Dr. Angel served as Interim President, Chief Executive Officer and as a director of Ernexa Therapeutics Inc. In 2020, Dr. Angel co-founded Exacis Biotherapeutics Inc. (“Exacis”) and served as the Chief Science Officer, Secretary, Treasurer and as a director of Exacis from 2020 until the sale of Exacis in May 2023. Dr. Angel also co-founded and served as the Chief Science Officer, Secretary and as a director of Novellus, Inc., from 2014 until the sale of Novellus in July 2021. Dr. Angel received a Ph.D. from the Massachusetts Institute of Technology in 2012 and a B.S. in Engineering from Princeton University in 2003.

In connection with his appointment as President and Chief Executive Officer of the Company, Dr. Angel entered into an employment agreement with the Company (the “Angel Employment Agreement”), effective as of February 3, 2026. Pursuant to the Angel Employment Agreement, Dr. Angel is entitled to receive an annual base salary of $650,000 and will be eligible to receive an annual bonus equal to 50% of his base salary, as determined by the Board in its sole discretion. In addition, on February 3, 2026, Dr. Angel received an option to purchase 269,621 shares of Common Stock, with an exercise price per share equal to the fair market value on the grant date (the “Option”). The Option vests over a four-year period, with one quarter (1/4) of the shares subject to the Option vesting on the first anniversary of the grant date, and the remaining shares vesting equally over the following 36 months of continuous service. The Option was issued pursuant to the terms and conditions of the Company’s Amended and Restated 2023 Equity Incentive Plan (the “Plan”). Beginning in calendar year 2027, and in the Company’s sole discretion, Dr. Angel will be considered for future equity incentive award grants under the Plan.

Dr. Angel’s employment with the Company is at-will and can be terminated by Dr. Angel or the Company with or without Cause (as defined in the Angel Employment Agreement) and with or without advance notice. If Dr. Angel’s employment is terminated by the Company without Cause or by Dr. Angel for Good Reason (as defined in the Angel Employment Agreement) unrelated to a Change in Control (as defined in the Angel Employment Agreement), Dr. Angel will receive any unpaid and accrued base salary through date of termination as well as (i)(a) severance equal to 12 months of his then-current base salary, plus (b) 100% of Dr. Angel’s target bonus in the calendar year in which his employment is terminated, prorated based on the number of days Dr. Angel is employed in such calendar year, payable over a 12-month period on the Company’s regular payroll schedule and subject to applicable tax withholdings, and (ii) if Dr. Angel elects to continue health insurance coverage under COBRA, the payment of the monthly premium under COBRA until the earlier of 12 months following termination date or the date on which Dr. Angel commences full-time employment or employment that provides eligibility for healthcare benefits substantially comparable to those provided by the Company.

In addition, if Dr. Angel’s employment is terminated by the Company without Cause or by Dr. Angel for Good Reason during a Change in Control Period, Dr. Angel will receive compensation substantially similar to that in a termination without Cause or resignation for Good Reason, except Dr. Angel will be entitled to receive (i)(a) severance equal to 18 months of his then-current base salary, plus (b) 150% of Dr. Angel’s target bonus in the calendar year in which his employment is terminated, prorated based on the number of days Dr. Angel is employed in such calendar year, payable over a 18-month period on the Company’s regular payroll schedule and subject to applicable tax withholdings, (ii) if Dr. Angel elects to continue health insurance coverage under COBRA, the payment of the monthly premium under COBRA until the earlier of 18 months following termination date or the date on which Dr. Angel commences full-time employment or employment that provides eligibility for healthcare benefits substantially comparable to those provided by the Company, and (iii) full acceleration of any equity awards.

There is no arrangement or understanding between Dr. Angel and any other person pursuant to which he was selected as the Company’s President and Chief Executive Officer, and there is no family relationship between Dr. Angel and any of the Company’s executive officers or directors. Other than with respect to the compensation matters described above, there are no transactions between Dr. Angel and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Dr. Angel’s appointment, the Company and Dr. Angel also will enter into the Company’s standard form of indemnification agreement, which requires the Company to indemnify Dr. Angel, to the fullest extent permitted by Delaware law, for certain liabilities to which he may become subject as a result of his affiliation with the Company.

Nicholas Maestas

As previously announced in the Current Report on Form 8-K, filed by the Company with the SEC on November 19, 2025, on November 19, 2025, the Company rehired Nicholas Maestas on a full-time basis. On February 3, 2026, the Company entered into an employment agreement with Mr. Maestas (the “Maestas Employment Agreement”), pursuant to which Mr. Maestas is entitled to receive compensation consistent with his previously filed employment agreement, as described in the Company’s definitive proxy statement filed with the SEC on December 31, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Warrant Agreement (including Form of Warrant), dated February 3, 2026, between the Company, Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., as Warrant Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempest Therapeutics, Inc.

Date: February 6, 2026	By:	/s/ Nicholas Maestas
Nicholas Maestas
Chief Financial Officer and Head of Corporate Strategy